UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2019

TRANS-LUX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware                                     1-2257                               13-1394750

(State or other jurisdiction                 (Commission                      (IRS Employer

of incorporation)                              File Number)                     Identification No.)

    135 East 57th Street, 14th Floor, New York, NY                                         10022

               (Address of principal executive offices)                                                 (zip code)

Registrant’s telephone number, including area code: (800) 243-5544

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01

Regulation FD Disclosure.

On March 1, 2019, Trans-Lux Corporation (the “Company”) issued a press release announcing that the Company elected to extend the expiration time of the Company’s rights offering described in the Company’s prospectus dated February 5 2019, which forms a part of the Company’s Registration Statement on Form S-1 (Registration No. 333-228695) from 5:00 p.m., Eastern Time, on March 1, 2019, to 5:00 p.m. Eastern Time on April 5, 2019.

The press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information and exhibit attached hereto in this Section 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

99.1

Press Release of Trans-Lux Corporation dated March 1, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

TRANS-LUX CORPORATION

By:	/s/ Todd Dupee
Name:	Todd Dupee
Title:	Senior Vice President and Chief Accounting Officer

Dated:  March 1, 2019